UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2020

PLx Pharma Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36351	46-4995704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Fishers Lane, Suite E, Sparta, New Jersey		07871
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (973) 409-6541

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	PLXP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 15, 2020, PLx Pharma Inc. (the “Company”) filed a Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of the State of Delaware. The Certificate of Designation sets forth the rights, powers and preferences of the Company’s Series B Convertible Preferred Stock. For more information on the Certificate of Designation and the Series B Convertible Preferred Stock, please see the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 7, 2020 and the Company’s Form 8-K filed with the Securities and Exchange Commission on March 13, 2020.

The foregoing description of the Certificate of Designation is qualified in its entirety by reference to the full text of the Certificate of Designation, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 15, 2020, the Company held its special meeting of stockholders (the “Special Meeting”), at which the Company submitted to a vote of its stockholders a proposal to approve the issuance of more than 20% of the Company’s common stock pursuant to a private placement transaction (the “Private Placement”) contemplated by that certain Purchase Agreement, dated March 12, 2020, by and among the Company and certain accredited investors, and a change of control for purposes of Nasdaq Listing Rule 5635 (the “Proposal”). For more information on the Proposal and the Private Placement, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2020 and the Company’s Form 8-K filed with the Securities and Exchange Commission on March 13, 2020.

At the Special Meeting, a total of 5,174,942 shares were present virtually or represented by proxy, out of 9,156,260 shares outstanding and entitled to vote as of the record date. Set forth below are the final voting results for the Proposal:

Proposal – to approve the issuance of more than 20% of the Company’s common stock pursuant to a private placement transaction with certain accredited investors and a change of control for purposes of Nasdaq Listing Rule 5635. The stockholders approved the Proposal, voting as follows:

For	Against	Abstention
5,057,035	115,850	2,057

Upon this stockholder approval, on May 15, 2020, the Company completed the Private Placement.

Item 8.01.	Other Events.

In connection with the closing of the Private Placement, on May 18, 2020, the Company issued a press release announcing the closing. A copy of the press release is attached as Exhibit 99.1 and is filed as part of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit Number	Description
3.1	Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Company
99.1	Press Release, dated May 18, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX PHARMA INC.

Dated: May 18, 2020	By:	/s/ Natasha Giordano
		Name:	Natasha Giordano
		Title:	President and Chief Executive Officer